CONFIDENTIAL
Exhibit 10.2

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

AMENDMENT No. 10

To the

MULTI-PRODUCT LICENCE AGREEMENT

dated

31 October 2014 between

LONZA SALES AG

and

NGM BIOPHARMACEUTICALS, INC.

CONFIDENTIAL
This Amendment No. 10 (“Amendment No. 10”) is made as of the last date of signature between the Parties (the “Amendment No. 10 Effective Date”)
Between

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland ("Lonza"), and
NGM BIOPHARMACEUTICALS, INC., incorporated and registered in the State of Delaware whose registered office is at 333 Oyster Point Blvd., South San Francisco, CA 94080, USA, ("Licensee").
Lonza and Licensee may be independently defined as a “Party” or collectively as the “Parties”.
WHEREAS

A.Lonza and Licensee entered into a Multi-Product Licence Agreement, dated 31 October 2014, and as amended by Amendment No. 1, dated 28 July 2015 , Amendment No. 2, dated 07 October 2015, Amendment No. 3, dated 26 April
2016, Amendment No. 4, dated 03 October 2017, Amendment No. 5, dated 16
March 2018, Amendment No. 6, dated 06 February 2019, Amendment 7, dated 22
December 2020, Amendment 8, dated 10 February 2021 and Amendment No. 9, dated 03 November 2021 (the “Agreement”), pursuant to which Lonza licensed certain Intellectual Property Rights (as therein defined) to Licensee.
B.Licensee notified Lonza of [*] and wishes to [*] to its Sublicensee, [*], for the [*] (each as defined in the Agreement or herein).
C.Licensee wishes to grant a limited sublicence to [*] in relation [*].
D.The Parties accordingly wish to amend the terms of the Agreement.

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

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CONFIDENTIAL
NOW THEREFORE in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration the receipt of which is hereby acknowledged, it is hereby agreed by the Parties to amend the Agreement, with effect from and including the Amendment No. 10 Effective Date, as follows:
1.The words and phrases defined in the Agreement shall have the same meanings in this Amendment No. 10. In addition, the following terms shall have the meaning shown (in addition to the defined terms as set out in the recitals above):[*][*][*][*][*][*]
2.Subject to the below and following signature of this Amendment No. 10 by both Parties, [*] shall be permitted to [*] provided always that:
(a)Licensee shall ensure that [*] uses [*] for [*] at [*];
(b)Licensee acknowledges and agrees that under no circumstances will [*] be permitted to [*];
(c)Licensee shall procure and ensure that [*] does not: (i) [*]; nor (ii) [*], except in each case, (i) and (ii), as expressly permitted under this Amendment No. 10;
(d)pursuant to Clause 4.3.3 of the Agreement, Licensee shall grant such further rights to [*] expressly subject to the terms of the Agreement and Licensee shall be responsible and liable for: (i) the strict adherence to the relevant terms of the Agreement by [*]; and (ii) the acts and omissions of [*] in relation to the use of [*] for [*] at [*]; and
(e)On [*], Licensee shall ensure and procure that [*] immediately destroys, or returns to Licensee, [*].
3.For clarity, [*], provided that all other payment obligations shall continue to apply in accordance with the terms of the Agreement.
4.Lonza hereby consents to Licensee granting a limited sublicence to [*]. Licensee shall be permitted to [*] for [*], provided always that
(a)Licensee shall ensure that [*] uses [*] for [*] at [*];

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

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CONFIDENTIAL
(b)Licensee acknowledges and agrees that under no circumstances will [*] be permitted to [*];
(c)Licensee shall grant such rights to [*] expressly subject to the terms of the Agreement and Licensee shall be responsible and liable for: (i) the strict adherence to the relevant terms of the Agreement by [*]; and (ii) the acts and omissions of [*] in relation to the use of [*] for [*] at [*]; and
(d)On [*], Licensee shall ensure and procure that [*] immediately destroys, or returns to Licensee, [*].
5.Appendix 5 of the Agreement shall be deleted in its entirety and replaced with the Appendix 5 attached to this Amendment No. 10.
6.Save as expressly provided herein through this Amendment No. 10, all terms and conditions of the Agreement shall continue in full force and effect.
AS WITNESS, the hands of the duly authorized representatives of the Parties hereto the Amendment No. 10 Effective Date.

SIGNED BY:	/s/ Ulrich Osswald
For and on behalf of
LONZA SALES AG
VP, BU Head Licensing
Title

10/16/2023
Date

SIGNED BY:	/s/ Bart Van Aarnhem
For and on behalf of
LONZA SALES AG

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

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CONFIDENTIAL

Associate General Counsel
Title

10/16/2023
Date

SIGNED BY:	/s/ Valerie Pierce
For and on behalf of
NGM BIOPHARMACEUTICALS, INC.
SVP, General Counsel & Chief Compliance Officer
Title

10/13/2023
Date

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

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CONFIDENTIAL
APPENDIX 5

PRODUCTS

Table A

Product	Product Name	[*]	[*]
[*]	[*]	[*]	[*]

* Licensee shall notify Lonza in writing within a period of [*]days for [*] for each Product per the terms of the Agreement.

[*]

Table B

COMMERCIAL PRODUCTS AND ROYALTIES

Commercial Product	Product Name	Rate of Royalty	Party manufacturing the Product
Product #1
Product #2
Product #3
Product #4
Product #5
Product #6
Product #7

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

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